UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 21, 2007 (August 20, 2007)

Fortune Brands, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-9076	13-3295276
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

520 Lake Cook Road

Deerfield, IL 60015

(Address of Principal Executive Offices) (Zip Code)

847-484-4400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c)    On August 20, 2007, Fortune Brands, Inc. (“Fortune Brands” or “the Company”) issued a press release announcing that Bruce A. Carbonari, currently President and Chief Operating Officer of the Company, was elected President and Chief Executive Officer effective January 1, 2008. The press release also announces that Norman H. Wesley, currently Chairman of the Board and Chief Executive Officer, will continue to serve as Chairman of the Board effective January 1, 2008. The press release is attached as Exhibit 99.1 and is incorporated herein by reference.

No family relationship exists between Mr. Carbonari and any director or executive officer of the Company.

Mr. Carbonari, age 51, has been serving as President and Chief Operating Officer of Fortune Brands since January 1, 2007. He previously held positions at Fortune Brands Home & Hardware LLC, the Company’s home and hardware subsidiary, as Chairman and Chief Executive Officer since August 2005 and President and Chief Executive Officer from January 2001 to August 2005. He served as President and Chief Executive Officer of Moen Incorporated, a subsidiary of Fortune Brands Home & Hardware LLC, prior thereto. He currently serves on the board of RPM International, Inc.

No amendments have been made to any plan, contract or arrangement to which Mr. Carbonari is a party, as a result of his election.

(d)    On August 20, 2007, Fortune Brands issued a press release announcing that Bruce A. Carbonari, currently President and Chief Operating Officer of the Company, was elected to the Board of Directors effective August 21, 2007. Mr. Carbonari was elected as a Class II member of the Board of Directors and his term of office will expire at the 2009 annual meeting of stockholders. The press release is attached as Exhibit 99.1 and is incorporated herein by reference.

There is no arrangement or understanding between Mr. Carbonari and any other persons pursuant to which he was elected. Mr. Carbonari has not been named to any committees of the Board of Directors at this time.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a) On August 20, 2007, the Board of Directors of Fortune Brands approved amendments to Article IV, Sections 1, 5 and 7 of the Company’s By-laws. The amendments to the Company’s By-laws more clearly define the roles of the Chairman of the Board and the Chief Executive Officer. The amendments to the Company’s By-laws became effective on August 20, 2007.

The foregoing description of the amendments to the Company’s By-laws is qualified in its entirety by reference to the full text of the By-laws, a copy of which is attached as Exhibit 3.1(ii) and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

3.1 (ii)	By-laws of Fortune Brands, Inc. (as amended), as of August 20, 2007.

99.1	Press Release of Fortune Brands, Inc. dated August 20, 2007, is filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORTUNE BRANDS, INC.
(Registrant)

By	/s/ Mark A. Roche
Name:	Mark A. Roche
Title:	Senior Vice President, General Counsel and Secretary

Date: August 21, 2007

Exhibit Index

Exhibit Number	Description
3.1 (ii)	By-laws of Fortune Brands, Inc. (as amended), as of August 20, 2007.

99.1	Press Release of Fortune Brands, Inc. dated August 20, 2007, is filed herewith.